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                                                                   EXHIBIT 10.22

                                  NO. 9710120


THE STATE OF TEXAS,               )     IN THE DISTRICT COURT OF
                                  )
                                  )
        Plaintiff,                )
                                  )
vs.                               )     TRAVIS COUNTY, TEXAS
                                  )
                                  )
                                  )
MID-AMERICA DAIRYMEN, INC.,       )
SOUTHERN FOODS GROUP, L.P., and   )
MILK PRODUCTS, L.L.C.,            )
                                  )
        Defendants.               )     200th JUDICIAL DISTRICT


                 AGREED CONSENT DECREE AND PERMANENT INJUNCTION


         WHEREAS, Plaintiff, the State of Texas ("the State"), having filed its Original Petition herein on September 3rd, 1997, against Defendants Mid-America Dairymen, Inc. ("Mid-Am"), Southern Foods Group, L.P. ("Southern Foods"), and Milk Products, L.L.C. ("Milk Products") alleging that the effect of the proposed acquisition of the voting stock of Borden/Meadow Gold Dairies Holdings, Inc., ("Borden Holdings") by Mid-Am and the subsequent proposed divesture of Borden/Meadow Gold Dairies, Inc. ("Borden/Meadow Gold"), a subsidiary of Borden Holdings, may be to lessen competition substantially in the milk processing and distribution industry in Texas;

         AND WHEREAS, simultaneously upon Mid-Am's acquisition of the voting stock of Borden Holdings, Mid-Am will divest the assets and liabilities of Borden/Meadow Gold to Milk Products, according to terms that are the same or substantially the same as those contained in a letter of intent dated May 22, 1997 between Mid-Am and Allen A. Meyer, the sole member of Milk Products;


Agreed Consent Judgment and                       -----------------------------
Permanent Injunction                              FILED
Page 1                                            97 SEP-3 PH 1:38
                                                  /s/ [ILLEGIBLE]
                                                  DISTRICT CLERK
                                                  TRAVIS COUNTY, TEXAS
                                                  -----------------------------

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         AND WHEREAS Mid-Am will finance the divestiture transaction, in part, by providing Milk Products with a loan in the amount of $40 million ("the
Loan");

         AND WHEREAS, the essence of this Agreed Decree is that prompt and certain divestiture of Mid-Am's interest in the Loan is needed to assure that competition is not substantially lessened;

         AND WHEREAS, to further assure that competition is not substantially lessened, Mid-Am agrees to adhere to certain terms and conditions regarding its communication with and access to Milk Product's competitively sensitive information;

         AND WHEREAS, Defendants represent to the State that the divestiture and adherence to certain terms and conditions required below can and will be made, and that Defendants will not later raise claims of hardship or difficulty as grounds for asking the Court to modify any of the divestiture provisions or provisions regarding terms and conditions contained below.

         NOW, THEREFORE, the parties having consented to the entry of this Agreed Consent Decree and Permanent Injunction ("Agreed Decree") without trial or final adjudication of any issue of law or fact and before the taking of any testimony at trial and without this Agreed Decree constituting any evidence against or an admission by any party with respect to any issue of law or fact herein;

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

                                       I.
                                  JURISDICTION

         This Court has jurisdiction over the subject matter of this action and the parties hereto. The Original Petition states claims upon which relief may be granted against Defendants under Section 15.05(d) of the Texas Free Enterprise and Antitrust Act of 1983, TEX. BUS & Com. Code Section 15.01


Agreed Consent Judgment and
Permanent Injunction
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et. seq. ("the Texas Antitrust Act"). Jurisdiction lies in this Court pursuant to Sections 15.20(b) and 15.26 of the Texas Antitrust Act. Venue lies in Travis County pursuant to Section 15.20(b) of the Texas Antitrust Act.

                                      II.
                                  DEFINITIONS

         As used in this Agreed Decree:

         A. "DOJ" or "Department" shall mean the U.S. Department of Justice, Antitrust Division.

         B. "Joint Venture Affiliate" shall mean any company that is more than 25% owned by Mid-America Dairymen, Inc., and includes, for each such company, its subsidiaries, members, share-holders, directors, officers, employees, successors and/or assigns;

         C. "Land-O-Sun" shall mean Land-O-Sun Dairies, LLC, its members, officers, directors, employees, subsidiaries, successors and/or assigns;

         D. "Loan" or "Loan to Milk Products" shall mean the unsecured, subordinated, unconvertible loan to be provided to Milk Products by Mid-Am Capital, L.L.C., in the total amount of $40 million for the purchase by Milk Products of (a) Borden/Meadow Gold and (b) a sublicense to use certain Borden trademarks, service marks and registration;

         E. "Mid-Am" shall mean Mid-America Dairymen, Inc., its members, officers, directors, employees, its Joint Venture Affiliates, successors and/or assigns and Mid-Am Capital, L.L.C., its officers, directors, employees, successors and/or assigns;

         F. "Milk Products" shall mean Milk Products, L.L,C., its members, officers, directors, employees, successors, and/or assigns;


Agreed Consent Judgment and
Permanent Injunction
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         G.  "SFG" shall mean Southern Foods Group, L.P., its members, representatives, officers, directors, employees, subsidiaries, successors and/or assigns; and

         H. "The State" shall mean the State of Texas, by and through the Office of the Attorney General, Consumer Protection Division, Antitrust Section.


                                      III.
                                 APPLICABILITY


         This Agreed Decree shall apply to the Defendants, their successors and assigns, their subsidiaries, affiliates, directors, officers, managers, employees, agents, representatives, and all other persons in active concert or participation with any of them who receive actual notice of this Agreed Decree by personal service or otherwise.

                                      IV.
                            DIVESTITURE OF ASSETS

         A. Mid-Am is hereby ordered and directed to reduce its holding in the Loan to Milk Products to $30 million or less by December 31, 1997. Mid-Am is further ordered to reduce its holding in the Loan to Milk Products to $13 million or less by September 1, 1998, and to zero by September 1, 1999. The required reduction in Mid-Am's holding in the Loan will be completed under the following conditions:

               1) Mid-Am may, in its discretion, sell off any portion of the Loan in order to meet the requirements of IV.A. Mid-Am shall not provide a guarantee to any third party purchaser except that, after it has reduced its holdings in the Loan to $13 million or less, Mid-Am can guarantee some or all of the remaining amount of the Loan. Any guarantee by Mid-Am must be without recourse against Milk Products for any sums paid by Mid-Am by virtue of the guarantee.


Agreed Consent Judgment and
Permanent Injunction
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               2) Mid-Am may sell or otherwise dispose of the Loan or portions thereof only after receiving a verified written acknowledgment from the acquirer that identifies the name, address and telephone number of the acquirer and confirms that (a) the acquirer does not, directly or indirectly, through subsidiaries, partnerships, or otherwise, operate or intend to operate dairy processing plants in Texas; (b) the acquirer is not affiliated with Mid-Am in any way; and (c) the acquirer will not sell the Loan for a period of five (5) years from the date of the purchase, to any person or entity who is affiliated with Mid-Am in any way or who, directly or indirectly, through subsidiaries, partnerships, or otherwise, operates or intends to operate dairy processing plants in Texas. A copy of this verified written acknowledgment and agreement will be forwarded to the State within two business days of such sale or transaction.

               3) The State may, in its sole discretion, agree to extensions of the required time periods noted in IV.A, for up to one year. (If the Defendants have a similar provision in a Consent Decree filed with DOJ, such agreement must be given by both the State and DOJ).

               4) Notwithstanding anything contained in paragraphs VI. (D) or
(E), below, during any period in which Mid-Am holds any portion of the loan to Milk Products, and upon reasonable notice, Mid-Am shall be entitled to request, obtain and retain copies of the following information solely to the extent necessary to protect Mid-Am's interests as a creditor of Milk Products:

                  (a) copies of Milk Product's federal income tax returns for each year; and

                  (b) quarterly financial statements, including a balance sheet, a statement of profits and losses and a statement of cash flow, aggregated for the entire company


Agreed Consent Judgment
and Permanent Injunction
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         Nothing under this provision shall limit the information that a purchaser of any portion of Mid-Am's Loan to Milk Products may request and obtain, subject to reasonable commercial credit practices.

         5) Within twenty (20) calendar days of the closing of any transaction in which Mid-Am directly or indirectly acquires all or any part of Borden Holdings, and every thirty (30) calendar days thereafter until Mid-Am has fully complied with the obligations of this Agreed Decree regarding reducing its holding in the Loan, Mid-Am shall submit to the State a verified written report setting forth in detail the manner and form in which it intends to comply, is complying, and has complied with the Agreed Decree relating to the sale or other disposal of its interest in the Loan. Mid-Am shall include in its compliance reports full descriptions of any sale of any portion of the Loan, including the acquirer(s) and all terms thereof.

         6) If Mid-Am has not divested the Loan, absolutely and in good faith and on terms, conditions and within the dates specified herein, the State may appoint a trustee to divest the Loan. The State shall select the trustee, subject to the consent of Mid-Am, which consent shall not be unreasonably withheld. Within ten (10) days after appointment of the trustee, Mid-Am shall execute a trust agreement that, subject to prior approval of the State, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestiture of the Loan required by this Agreed Decree.

         7) At no time while Mid-Am holds all or part of the Milk Products
Loan shall Mid-Am (a) require that Milk Products seek approval from, or give notice to, Mid-Am before incurring any indebtedness, or (b) place any restriction on Milk Products' ability to conduct its operations as it sees fit.


Agreed Consent Judgment and
Permanent Injunction
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                                       V.
                             SUBLICENSE AGREEMENT

         A. SFG, as sublicensor of certain trademarks to be licensed to Milk Products pursuant to a Sublicense Agreement between SFG and Milk Products ("the Marks"), shall promptly notify Borden, Inc. and BDH Two, Inc., the owners of the Marks, of any unauthorized use of the Marks when such use comes to the attention of SFG from any source, including Milk Products, and SFG shall take all actions as may be required by Borden, Inc., and BDH Two, Inc., regarding the unauthorized use of the Marks.

        B. Neither Mid-Am nor SFG shall assert or claim that any sale, by any sublicense of the Marks, of an equity interest in the sublicensee or any change in control or ownership in the sublicensee will affect or diminish the sublicensee's rights in or use of the Marks.

        C. Mid-Am and SFG shall ensure that the rights that any sublicensee obtains in the Marks are equal to all the rights and privileges that SFG obtains for itself in its license of the Marks from Borden, Inc. and BDH Two, Inc.

                                     VI.
                                  INJUNCTION

        MID-AM, ITS JOINT VENTURE AFFILIATES, SFG, MILK PRODUCTS, AND THEIR CURRENT OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, WHO RECEIVE ACTUAL NOTICE OF THIS INJUNCTION BY PERSONAL SERVICE OR OTHERWISE ARE HEREBY ENJOINED AND RESTRAINED DIRECTLY OR INDIRECTLY FROM THE FOLLOWING:

        A. During any period in which Mid-Am retains an ownership interest in SFG, Mid-Am will not merge or consolidate with, acquire securities or assets of or membership interests in, or provide loans or any other financing to (except for credit extended in the ordinary course of business, e.g., the purchase of raw milk), Milk Products without prior written notice to the State and the written consent of the State, which consent will not be unreasonably



Agreed Consent Judgment
and Permanent Injunction
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              withheld. (If the Defendants have a similar provision in a Consent
              Decree filed by DOJ, such agreement must be given by both the State and DOJ).

        B. During any period in which Mid-Am retains an ownership interest in SFG, none of the members, officers, directors, or employees of Mid-Am (other than Land-O-Sun) will be an owner or partner of or be employed by or serve as an officer, director, or agent of Milk Products.

        C. During any period in which Mid-Am retains an ownership interest in SFG, none of the members, officers, directors, or employees of Milk Products will be an owner or partner of or be employed by or serve as an officer, director, or agent of Mid-Am (other than Land-O-Sun).

        D. During any period in which Mid-Am retains an ownership interest in SFG, neither Mid-Am nor Milk Products shall, directly or indirectly, discuss with, provide, disclose or otherwise make available to the other any competitively sensitive information, except as provided in paragraph IV.A.4, above, and except as may be commercially necessary if Mid-Am serves as a supplier to Milk Products or if Joint Venture Affiliates or Milk Products serve as a supplier to the other. For purposes of this Section, "competitively sensitive information" means information that is not public and could be used by a competitor or a supplier to make production, pricing or marketing decisions, including, but not limited to information relating to costs, capacity, distribution, marketing, supply, market territories, customer relationships, the terms of dealing with any particular customer, and current and future margins or prices, including discounts, slotting allowances bids or price lists.

        E. During any period in which Mid-Am retains an ownership interest in SFG, Mid-Am shall not inspect or copy non-public information from the books, records, reports, and accounts of Milk Products relating to Milk Product's operations, except as provided in paragraph IV.A.4, above.

        F. During any period in which Mid-Am retains an ownership interest in SFG, Mid-Am shall not, directly or indirectly, discuss with or provide, disclose or otherwise make available to SFG any non-public information it has received from Milk Products concerning the operations of Milk Products. For purposes of Sections (E) and (F), information is presumptively "public" if it is quoted in a publication other than one authored by Milk Products, if it has been disclosed to the public (other than a customer or supplier of Milk Products) prior to disclosure to Mid-Am or is disclosed to the public (other than a customer or supplier of Milk Products) at the same time it is disclosed to Mid-Am.

Agreed Consent Judgment and
Permanent Injunction
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                                            VII.
                            JUDGMENT FOR INVESTIGATIVE COSTS AND
                                       ATTORNEYS FEE


         Within thirty (30) days of the entry of this Agreed Decree, Defendant Mid-Am shall pay Twenty Thousand Dollars ($20,000.00) and Defendant Milk Products shall pay Ten Thousand Dollars ($10,000.00) to the Office of the Attorney General of Texas, as reimbursement of investigative costs and attorneys fees, in full and final settlement of all claims raised in the State's Original Petition against Defendants.

                                     VIII.
                           MISCELLANEOUS PROVISIONS

          A. MILK PRODUCTS' SCHOOL BID REPORTING OBLIGATIONS. Milk Products will provide to Texas on the first business day of September, 1998, 1999, and 2000, a verified written report ("Report") regarding bids by Milk Products to school districts, cities, counties or any agency of the State of Texas. The Report shall provide (a) the name and location of each entity to whom a bid was made by Milk Products during the preceding twelve months and the bid price of each bid; (b) if known, the names of the other bidders; and (c) if known, the name of the successful bidder and winning bid prices for low fat white and chocolate milk in 1/2 pint containers.

          B.   NOTIFICATION OF CORPORATE CHANGES. Defendants are further ordered and directed to notify the State at least thirty (30) days prior to any corporate structure change, dissolution, bankruptcy, liquidation, assignment, or merger or sale resulting in the emergence of a successor corporation, or the creation or dissolution of subsidiaries that may affect compliance obligations arising out of this Agreed Decree.

          C.   COMPLIANCE WITH CONSENT DECREE.

Agreed Consent Judgment
and Permanent Injunction
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          1) Defendants are required to distribute copies of this Agreed Decree to their officers, directors, and executive management. Mid-Am shall distribute copies to each officer, director, and member of executive management of its Joint Venture Affiliates

          2) For the purpose of determining or securing compliance with this Agreed Decree, and subject to any legally recognized privilege, Mid-Am shall permit any duly authorized representative of the State:

             (a) Access, during office hours and in the presence of counsel, to inspect and copy all books, ledgers, accounts, correspondence, memoranda and other records and documents in Mid-Am's possession or control relating to any matters contained in this Agreed Decree; and

             (b) Upon five days' notice to Mid-Am and without restraint or interference from it, to interview officers, directors, or employees of Mid-Am, who may have counsel present regarding such matters.

          3) Necessary actions taken for the orderly transfer of business records, reports and accounting information from Borden/Meadow Gold to Milk Products shall not be construed as being violative of this Agreed Decree.

                                     IX.
                                     TERM

          Except as otherwise expressly stated, the terms of this Agreed Decree shall expire five (5) years from the date of entry.

Agreed Consent Judgment and
Permanent Injunction
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                                       X.
                            JURISDICTION RETAINED

         Jurisdiction is retained by this Court for the purpose of enabling any party to this Agreed Decree to apply to this Court at any time for such further orders, directions or modifications as may be necessary or appropriate for the enforcement of this Agreed Decree and the enforcement of any of the provisions contained herein.

                                      XI.
                                 STATUTORY LIEN


         The statutory lien pursuant to Article 1302-5.08 of the Texas Revised Civil Statutes on all property of Mid-Am is dissolved

         All orders and relief not expressly granted herein are denied.

         SIGNED this 3rd day of September, 1997.


                                                         Mary Pearl Williams
                                                         -----------------------
                                                         PRESIDING JUDGE


Agreed Consent Judgment and
Permanent Injunction
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             APPROVED AS TO FORM AND SUBSTANCE AND ENTRY REQUESTED:

ATTORNEYS FOR PLAINTIFF                    ATTORNEYS FOR DEFENDANTS
THE STATE OF TEXAS

DAN MORALES                                By: /s/ JERRY L. BEANE
Attorney General of Texas                     ---------------------------------
                                              Jerry L. Beane
                                              Texas State Bar No. 01966000
JORGE VEGA                                    Strasburger & Price
First Assistant Attorney General              901 Main Street, Suite 4300
                                              Dallas, Texas 75202
LAQUITA A. HAMILTON                           (214) 651-4521
Deputy Attorney General for Litigation        (214) 651-4330 (Facsimile)

PAUL ELLIOTT                                  Attorneys for Southern Foods
Chief, Consumer Protection Division              Group, L.P.

By: /s/ REBECCA FISHER                     By: /s/ JERRY L. BEANE
   ----------------------------------         ---------------------------------
   Rebecca Fisher                             Jerry L. Beane
   Assistant Attorney General                 Texas State Bar No. 01966000
   Antitrust Section                          Strasburger & Price
   Consumer Protection Division               901 Main Street, Suite 4300
   Texas State Bar No. 07057800               Dallas, Texas 75202
                                              (214) 651-4521
                                              (214) 651-4330 (Facsimile)

By: /s/ AMY R. KRASNER
   ----------------------------------         ------------------
   Amy R. Krasner                             Attorneys for Milk Products, L.L.C.
   Assistant Attorney General
   Antitrust Division
   Consumer Protection Division            By: /s/ DAVID A. GEISLER
   Texas State Bar No. 00791050               ---------------------------------
                                              David A. Geisler
                                              Missouri State Bar No. 23210
   Office of the Attorney General             VP-Legal Mid-America Dairymen, Inc.
   P.O., Box 12548                            3253 E. Chestnut Expressway
   Austin, Texas 78711-2548                   Springfield, MO 65802-2584
   (512) 463-2185                             (417) 865-7100
   (512) 320-0975 (Facsimile)                 (417) 865-1093 (Facsimile)


                                              Attorneys for Mid-America Dairymen, Inc.




Agreed Consent Judgment and
Permanent Injunction
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